                                                                      EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS

--------------------------------------------------------------------------------
                                                     Chapter 11
                                                     Case No.:  02 B 02474
                                                     Hon. Susan Pierson Sonderby
In re
Kmart Corporation, et al.
Debtors.
--------------------------------------------------------------------------------

                        MONTHLY OPERATING REPORT FOR THE
                       PERIOD MAY 2, 2002 TO MAY 29, 2002

DEBTORS' ADDRESS:          Kmart Corporation, et al.
                           3100 West Big Beaver Road
                           Troy, MI  48084


DEBTORS' ATTORNEYS:        John Wm. Butler, Jr.
                           J. Eric Ivester
                           SKADDEN, ARPS, SLATE,
                           MEAGHER & FLOM (ILLINOIS)
                           333 West Wacker Drive
                           Chicago, Illinois 60606-1285


REPORT PREPARER:           Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.


Date: June 21, 2002

                                            KMART CORPORATION, ET AL.


                                            /s/ A. A. Koch
                                            -----------------------------------
                                            A. A. Koch, Chief Financial Officer


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KMART CORPORATION, ET AL.
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE FOUR-WEEK PERIOD ENDED MAY 29, 2002

 I.      Kmart Corporation Unaudited Consolidated Financial Statements
         A. Consolidated Statement of Operations for the four-week period ended May 29, 2002
         B.  Consolidated Balance Sheet as of May 29, 2002
         C. Consolidated Statement of Cash Flows for the four-week period ended May 29, 2002
         D.  Cash Receipts and Disbursements for the four-week period ended
             May 29, 2002
         E.  Schedule of Professional Fees and Expenses for the period
             January 22, 2002 through May 31, 2002
         F.  Notes to Unaudited Consolidated Financial Statements

II.      Tax Questionnaire

KMART CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)


                                                                FOUR-WEEK
                                                               PERIOD ENDED
                                                                  MAY 29,
                                                                   2002
                                                                 -------
SALES                                                            $ 2,586

Cost of sales, buying & occupancy                                  2,078
                                                                 -------

GROSS MARGIN                                                         508

Selling, general and administrative expenses                         576
                                                                 -------

LOSS BEFORE INTEREST, INCOME TAXES AND
   REORGANIZATION EXPENSE                                            (68)

Chapter 11 reorganization expense                                     17
                                                                 -------

LOSS BEFORE INTEREST AND INCOME TAXES                                (85)

Net interest expense                                                  11
Income taxes                                                          --
                                                                 -------

NET LOSS                                                         $   (96)
                                                                 =======

KMART CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)


                                                                                    MAY 29,
                                                                                     2002
                                                                                   --------
ASSETS

Cash and cash equivalents                                                          $  1,845
Merchandise inventories                                                               5,210
Other current assets                                                                    542
                                                                                   --------
TOTAL CURRENT ASSETS                                                                  7,597

Property and equipment, net                                                           6,015
Other assets and deferred charges                                                       244
                                                                                   --------
TOTAL ASSETS                                                                       $ 13,856
                                                                                   ========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                                 $  1,728
  Accrued payroll and other liabilities                                                 623
  Taxes other than income taxes                                                         208
                                                                                   --------
TOTAL CURRENT LIABILITIES                                                             2,559

  Long-term debt                                                                         --
  Capital lease obligations                                                             689
  Other long-term liabilities                                                            91
                                                                                   --------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                           3,339

LIABILITIES SUBJECT TO COMPROMISE                                                     7,711

Company obligated mandatorily redeemable convertible preferred securities of a subsidiary trust holding solely 7-3/4% convertible
  junior subordinated debentures of Kmart (redemption value of $898)                    889
Common stock, $1 par value, 1,500,000,000 shares authorized;
  502,686,416 shares issued                                                             503
Capital in excess of par value                                                        1,698
Accumulated deficit                                                                    (284)
                                                                                   --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                         $ 13,856
                                                                                   ========



Memo:
LIABILITIES SUBJECT TO COMPROMISE
Accounts payable                                                                   $  2,520
Closed store reserves                                                                   843
General liability and workers compensation                                              301
Taxes payable                                                                           157
Debt and notes payable                                                                3,329
Pension obligation                                                                      188
Other liabilities                                                                       373
                                                                                   --------
                                                                                   $  7,711
                                                                                   ========



KMART CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                      FOUR-WEEK
                                                                     PERIOD ENDED
                                                                        MAY 29,
                                                                          2002
                                                                        -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                $   (96)

Adjustments to reconcile net loss to net cash provided by operating activities:
     Restructuring, impairment and other charges                              2
     Reorganization items, net                                               17
     Depreciation and amortization                                           61
     Equity income in unconsolidated subsidiaries                            (6)
Changes in:
     Inventory                                                               69
     Accounts payable                                                       (10)
     Other assets                                                            44
     Other liabilities                                                      (28)
Cash used for store closings and other charges                              (18)
                                                                        -------
Net cash provided by continuing operations                                   35
Net cash used for discontinued operations                                    (1)
                                                                        -------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                    34
                                                                        -------

NET CASH USED FOR REORGANIZATION ITEMS                                       (6)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                                        (12)
                                                                        -------
NET CASH USED FOR INVESTING ACTIVITIES                                      (12)
                                                                        -------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                      16
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                            1,829
                                                                        -------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                $ 1,845
                                                                        =======



KMART CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                      FOUR-WEEK
                                                     PERIOD ENDED
                                                        MAY 29,
                                                         2002
                                                        ------
    Cash Receipts:
       Store                                            $2,612
       Other                                               187
                                                        ------

       CASH INFLOWS                                      2,799
                                                        ------

    Cash Disbursements:
       Accounts payable                                  1,920
       Fleming                                             286
       Payroll and benefits                                364
       Taxes                                               136
       Lease departments                                    77
                                                        ------

       CASH OUTFLOWS                                     2,783
                                                        ------

            TOTAL CASH FLOWS BEFORE BORROWINGS              16
                                                        ------

    DIP Loan Borrowings                                     --
                                                        ------

               NET CASH INFLOWS                         $   16
                                                        ======

KMART CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
--------------------------------------------------------------------------------

                                                                   FOR THE PERIOD JANUARY 22, 2002 THROUGH MAY 29, 2002
                                                     ------------------------------------------------------------------------------
                                                     BILLED
NAME                                                 AMOUNT         PAID         UNPAID      HOLDBACK        ACCRUED       TOTAL
----                                                 ------         ----         ------      --------        -------       -----
Abacus Advisory and Consulting Corporation, LLC   $   935,616   $   717,258   $   218,359   $        --   $        --   $   935,616

Dredner Kleinwort Wasserstien                         713,018            --       713,018            --            --       713,018

Ernst & Young, Corporate Finance LLC                1,204,238       122,180     1,082,058       109,429            --     1,204,238

FTI Policano & Manzo                                  819,744       388,166       431,578        77,507            --       819,744

Jones, Day, Reavis & Pogue                            531,678       241,618       290,059        49,403            --       531,678

Jones Day Committee Member Expenses                    19,306         7,331        11,974            --            --        19,306

KPMG, LLP                                           1,020,312            --     1,020,312        96,268            --     1,020,312

Morgan, Lewis & Bockius LLP                           488,556       488,556            --            --            --       488,556

Otterbourg, Steindler, Houston & Rosen, PC            837,115       389,277       447,838        41,315            --       837,115

Otterbourg Committee Member Expenses                   24,595        17,847         6,747            --            --        24,595

PricewaterhouseCoopers LLP                          6,274,238            --     6,274,238       558,463            --     6,274,238

Rockwood Gemini Advisors                              585,735       218,893       366,842        45,000            --       585,735

Skadden, Arps, Slate, Meagher & Flom (Illinois)    10,790,908     3,864,179     6,926,729       962,053            --    10,790,908

Trumbull Services                                   3,670,967            --     3,670,967            --            --     3,670,967

U.S. Trustee                                          127,500       127,500            --            --            --       127,500

Winston & Strawn                                      213,675       104,280       109,395        19,856            --       213,675

Accrued                                                    --            --            --            --    16,168,236    16,168,236

TOTAL                                             $28,257,201   $ 6,687,086   $21,570,114   $ 1,959,296   $16,168,236   $44,425,437

* Billed amounts include fees and expenses

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474." Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. Kmart Corporation and all of its consolidated subsidiaries, whether or not considered filing or non-filing subsidiaries, are collectively referred to herein as "the Company."

2. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston. On the Petition Date, the Court gave interim approval authorizing borrowings up to $1.15 billion of the DIP Credit Facility for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. On March 6, 2002, the Court approved the full amount of the $2 billion DIP Credit Facility. The DIP Credit Facility requires that we restrict future liens, indebtedness, capital expenditures, dividend payments and sales of assets, and that we maintain certain financial covenants, one of which includes cumulative EBITDA (earnings before interest, taxes, depreciation and amortization), of varying minimum amounts throughout the year. As of May 29, 2002 the Company had utilized $372 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. Outlined below is a summary of availability under the DIP Credit Facility:

           ($ millions)

                  DIP Credit Facility capacity            $ 2,000
                  5% Holdback                                (100)
                  DIP loans outstanding                        --
                  Letters of credit outstanding              (372)
                                                          -------

                  Total Available as of May 29, 2002      $ 1,528
                                                          =======


3. Comparable store sales for the four-week period ended May 29, 2002, excluding the 283 stores that were closed on or before June 2, 2002, were 11.4% lower than the same month last year.

4. Chapter 11 reorganization expenses include $11 million of accrued professional fees and $6 million of accrued stay bonus expense for the Key Employee Retention Program previously approved by the Court.

5. Cash Receipts and Disbursements for the four-week period ended May 29, 2002 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



            CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474

                          For Month Ending May 29, 2002



                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


         1.       Federal Income Taxes               Yes (x)           No (  )

         2.       FICA withholdings                  Yes (x)           No (  )

         3.       Employee's withholdings            Yes (x)           No (  )

         4.       Employer's FICA                    Yes (x)           No (  )

         5.       Federal Unemployment Taxes         Yes (x)           No (  )

         6.       State Income Tax                   Yes (x)           No (  )

         7.       State Employee withholdings        Yes (x)           No (  )

         8.       All other state taxes              Yes (x)           No (  )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.